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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (date of earliest event reported): August 7, 2002


                       Commonwealth Biotechnologies, Inc.

             (Exact name of registrant as specified in its charter)


           Virginia                    001-13467                  56-1641133
           --------                    ---------                  ----------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


                                601 Biotech Drive

                            Richmond, Virginia 23235

                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (804) 648-3820

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANICIAL INFORMATION AND EXHIBITS.


         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  99.1 Press Release, dated August 7, 2002, relating to the Company's financial results for the second fiscal quarter of 2002.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          COMMONWEALTH BIOTECHNOLOGIES, INC.

Dated:  August 8, 2002                    By:
                                          /s/ Robert B. Harris, Ph.D.
                                          ---------------------------
                                          Robert B. Harris, Ph.D.
                                          President and Chief Executive Officer


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                                INDEX TO EXHIBITS

99.1 Press Release, dated August 7, 2002, relating to the Company's financial results for the second fiscal quarter of 2002.


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